SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2002

(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK		14625-0397
(Address of principal executive offices)		(Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
PAYCHEX, INC.
EXHIBIT INDEX
Exhibit 99.1 Press Release

ITEM 9. REGULATION FD DISCLOSURE

The registrant’s press release dated December 19, 2002, which reports its financial results for the second quarter and six months ended November 30, 2002, is furnished (not filed) as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: December 19, 2002	/s/ B. Thomas Golisano

B. Thomas Golisano Chairman, President and Chief Executive Officer

Date: December 19, 2002	/s/ John M. Morphy

John M. Morphy Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1    Press Release of Paychex, Inc. Dated December 19, 2002

2